[PIONEER LOGO]





PIONEER
MID-CAP
FUND


-------------------------
ANNUAL REPORT     9/30/97
-------------------------

    TABLE OF CONTENTS
   -----------------------------------------------------------------------------

    Letter from the Chairman                                        1
    Portfolio Summary                                               2
    Performance Update                                              3
    Portfolio Management Discussion                                 6
    Schedule of Investments                                        10
    Financial Statements                                           14
    Notes to Financial Statements                                  20
    Report of Independent Public Accountants                       25
    Trustees, Officers and Service Providers                       26
    The Pioneer Family of Mutual Funds                             27
    Programs and Services for Pioneer Shareowners                  28

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     LETTER FROM THE CHAIRMAN 9/30/97
--------------------------------------------------------------------------------

     DEAR SHAREOWNER,
   -----------------------------------------------------------------------------
     I am pleased to introduce this report for Pioneer Mid-Cap Fund, covering its fiscal year. On behalf of your investment team, I thank you for your interest and this opportunity to comment on today's investing environment.

     As we prepare this report, the world's stock markets have just demonstrated unprecedented volatility. In the United States, the Dow Jones Industrial Average took a break from its exhilarating upward climb to experience - in the space of two days - both its biggest one-day point drop and its biggest one-day point gain. Asian markets plunged after languishing for months as they digested currency and economic changes. European markets bounced around, shaken by the drop in Asia and then heartened by the speedy U.S. rebound. Even Latin American markets were affected, mostly in a chain reaction from nervous investors.

     This fast-paced change offers an important lesson in the value of discipline. We've just had a powerful demonstration of how difficult, if not impossible, it is to "time the market" to buy only when prices are lowest and sell only when prices are highest. We have always believed it is important to buy a stock for the right reasons and at prices that make sense given a realistic outlook for the company's prospects. While market swings are unnerving, they shouldn't deter you from long-term strategies designed to meet long-term goals.

     I encourage you to read on to learn more about Pioneer Mid-Cap Fund. If you have questions, please contact your investment professional, or Pioneer at 1-800-225-6292.

   Respectfully,

   /s/ John F. Cogan, Jr.
   John F. Cogan, Jr.,
   Chairman and President

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     PORTFOLIO SUMMARY 9/30/97
--------------------------------------------------------------------------------

     PORTFOLIO DIVERSIFICATION
   -----------------------------------------------------------------------------
    (As a percentage of total investment portfolio)


                                                    U.S. Common Stocks 99%

                                  [PIE CHART]

                         Short-Term Cash Equivalents 1%


     SECTOR DISTRIBUTION
   -----------------------------------------------------------------------------
    (As a percentage of equity holdings)


                                                   Technology 42%
    Consumer
    Durables 2%
                                [PIE CHART]            Consumer
         Energy 9%                                     Non-Durables 15%

        Financial 10%                              Capital Goods 12%

                                        Healthcare 10%




     10 LARGEST HOLDINGS
    ----------------------------------------------------------------------------
    (As a percentage of equity holdings)


      1.  Ascend Communications, Inc. 4.38%    6.  Adaptec, Inc.              3.03%
      2.  DSP Communications, Inc.    4.05     7.  HBO & Co.                  2.92
      3.  Global Industries, Inc.     3.86     8.  American Power Conversion  2.86
                                                   Corp.
      4.  EMC Corp.                   3.78     9.  Analog Devices, Inc.       2.85
      5.  Global Marine, Inc.         3.21    10.  Accustaff, Inc.            2.70

     Fund holdings will vary for other periods.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     PERFORMANCE UPDATE 9/30/97                               CLASS A SHARES
--------------------------------------------------------------------------------

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

           NET ASSET VALUE
              PER SHARE            9/30/97        9/30/96
                                    $23.39         $21.12

       DISTRIBUTIONS PER SHARE     INCOME        SHORT-TERM       LONG-TERM
         (9/30/96 - 9/30/97)      DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                                      -              -              $1.884

    INVESTMENT RETURNS

Average Annual Total Returns
(As of September 30, 1997)

         Period        Net Asset Value      Public
                                         Offering Price
       10 Years              11.20%          10.54%
        5 Years              14.07            12.72
        1 Year               21.36            14.37

   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Fund at public offering price, compared to the growth of the Standard & Poor's Midcap 400 Index.

                                   [GRAPH]

  Growth of $10,000
             Date     Pioneer       Standard &
                   Mid-Cap Fund*     Poor's 400
                                       Index
                     A Shares

          9/30/87           9,425          10,000
          9/30/88           8,867           9,204
          9/30/89          11,201          12,637
          9/30/90           9,030          10,813
          9/30/91          12,262          16,254
          9/30/92          14,107          18,277
          9/30/93          17,326          22,669
          9/30/94          17,780          23,032
          9/30/95          20,667          28,967
          9/30/96          22,446          33,018
          9/30/97          27,240          45,928

 The Fund adopted its current name and investment objective on February 1, 1996. Prior to that date, the Fund's name was Pioneer Three and its objective was growth and income from a portfolio primarily of small-capitalization stocks.

 The Standard & Poor's (S&P) Midcap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size (average capitalization is $2.5 billion), liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

 Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     PERFORMANCE UPDATE 9/30/97                               CLASS B SHARES
--------------------------------------------------------------------------------

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

           NET ASSET VALUE
              PER SHARE            9/30/97        9/30/96
                                    $22.98         $21.02

       DISTRIBUTIONS PER SHARE     INCOME        SHORT-TERM       LONG-TERM
         (9/30/96 - 9/30/97)      DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                                      -              -             $1.884

    INVESTMENT RETURNS

Average Annual Total Returns
(As of September 30, 1997)

        Period              If Held        If Redeemed
     Life-of-Fund            18.05%          15.88%
       (2/1/96)
        1 Year               19.87%          15.87%

    ----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Fund, compared to the growth of the Standard & Poor's Midcap 400 Index.

                                      [GRAPH]

                     Growth of $10,000

                             Pioneer Mid-Cap        Standard & Poor's
                                   Fund*             400 Index

              2/29/96             10,000               10,000
              3/31/96             10,254               10,120
              4/30/96             10,554               10,429
              5/31/96             10,661               10,569
              6/30/96             10,355               10,411
              7/31/96              9,290                9,706
              8/31/96              9,976               10,266
              9/30/96             10,765               10,714
             10/31/96             10,560               10,745
             11/30/96             11,318               11,350
             12/31/96             11,174               11,362
              1/31/96             11,770               11,788
              2/28/97             10,792               11,692
              3/31/97              9,956               11,194
              4/30/97              9,984               11,483
              5/31/97             11,180               12,487
              6/30/97             11,079               12,843
              7/31/97             12,511               14,109
              8/31/97             12,460               14,092
              9/30/97             12,904               14,903



+ Index comparison begins 2/29/96. The Standard & Poor's (S&P) Midcap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size (average capitalization is $2.5 billion), liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     PERFORMANCE UPDATE 9/30/97                               CLASS C SHARES
--------------------------------------------------------------------------------

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

           NET ASSET VALUE
              PER SHARE            9/30/97        9/30/96
                                    $23.33         $21.12

       DISTRIBUTIONS PER SHARE     INCOME        SHORT-TERM       LONG-TERM
         (9/30/96 - 9/30/97)      DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                                      -              -              $1.884

    INVESTMENT RETURNS

Average Annual Total Returns
(As of September 30, 1997)

        Period              If Held        If Redeemed
     Life-of-Fund            18.96%          18.96%
       (2/1/96)
        1 Year               21.07%          21.07%

    ----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Fund, compared to the growth of the Standard & Poor's Midcap 400 Index.

                                      [GRAPH]


                     Growth of $10,000

                                 Pioneer Mid-Cap    Standard & Poor's
                                    Fund*             400 Index


              2/29/96             10,000               10,000
              3/31/96             10,254               10,120
              4/30/96             10,544               10,429
              5/31/96             10,686               10,569
              6/30/96             10,381               10,411
              7/31/96              9,317                9,706
              8/31/96             10,007               10,266
              9/30/96             10,795               10,714
             10/31/96             10,585               10,745
             11/31/96             11,347               11,350
             12/31/96             11,198               11,362
              1/31/97             11,797               11,788
              2/28/97             10,817               11,692
              3/31/97              9,982               11,194
              4/30/97             10,010               11,483
              5/31/97             11,215               12,487
              6/30/97             11,215               12,843
              7/31/97             12,671               14,109
              8/31/97             12,615               14,092
              9/30/97             13,069               14,903


+ Index comparison begins 2/29/96. The Standard & Poor's (S&P) Midcap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size (average capitalization is $2.5 billion), liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 9/30/97
--------------------------------------------------------------------------------

    DEAR SHAREOWNER,
   -----------------------------------------------------------------------------
     Pioneer Mid-Cap Fund completed an interesting fiscal year on September 30, 1997. Investors preferred large-company stocks in the first half of the year, which hindered Fund performance, but during the most recent six months, they showed renewed interest in the smaller businesses in your Fund's portfolio. For the 12 months overall, your Fund's Class A Shares produced a total return of 21.36% at net asset value.

     MID-CAPS STARTED SLOW, FINISHED STRONG

     When the Fund's fiscal year began in the fourth quarter of 1996, market sentiment was favoring large companies, which investors perceived as offering growth nearly comparable to smaller businesses such as those in your Fund, but with much lower risk. Investors were acting conservatively in the wake of a downturn in the U.S. stock market that had occurred in the summer of 1996, led by a sell-off in smaller growth stocks, particularly in technology. In the first quarter of 1997, the U.S. economy grew at a 4.9% annual rate - roughly twice the level projected, and twice the level most analysts regard as sustainable. Larger companies profiting from the surging economy grew more rapidly than expected, and their stocks continued to rise.

     Starting in late April, the economic environment was fairly benign, with inflation low and interest rates headed down. Investors began to once again look beyond large, "safe" issues to small- and mid-cap stocks. Most importantly, profits slowed for stocks in the Standard and Poor's 500 Index, and the Fund rebounded. From April 30 through September 30, the Fund's Class A Shares posted a total return of 30.02% at net asset value.

     FOCUS ON "EMERGING-GROWTH" COMPANIES

     Your Fund's portfolio contains stocks of medium-sized American companies with market capitalizations between $1 and $5 billion - mid-cap stocks. Our strategy is to focus on "emerging-growth"

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------

     companies: They are in the early stages of making innovative products and could be on their way to being the next leaders in their growing industries. Smaller companies involve more risk - although they offer the possibility for exceptional gains if they deliver strong growth - so these stocks usually sell at a discount to their growth rate. This makes them attractive to price-conscious investors like us.

     SECTOR CONCENTRATION DRIVES PERFORMANCE

     The Fund's Class A Shares' 21.36% total return for the year was strong on an absolute basis, but lagged the 26.88% average total return for the 211 funds in Lipper Analytical Services' Mid Cap Funds category. (Returns do not include sales charges.) Unlike many of its peers, your Fund has large positions in a small number of industries. As a result, when the market punishes or rewards a sector we invest in, it affects Fund performance more profoundly. Since our strategy is theme driven, the sectors we invest in remain generally steady.

     THEMES INSIDE THE PORTFOLIO

     Emerging-growth companies aren't uniformly distributed around the economy. They are concentrated in areas where entirely new industries are developing. We continue to see areas of rapid growth falling into three major themes: a U.S. economy driven by investment, the aging of the U.S. population, and the globalization of the economy.

     Investment continued to be the driving force of the U.S. economy this year, dominated by business expenditures for high-technology equipment. As a result, companies providing technology, such as computer software and hardware firm Adaptec, continued to make up the largest portion of the portfolio. The Fund's position in technology stocks grew from 28% on September 30, 1996 to 42% this September 30, due to market appreciation of some stocks and increased holdings in telecommunications equipment providers, such as Ascend Communications.

     We believe the United States is in the process of creating an entirely new communications system based on the transmission of data rather than voice. This fiscal year brought abrupt consolidation

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 9/30/97                      (CONTINUED)
--------------------------------------------------------------------------------

     among manufacturers of data networking equipment, a major concentration in the portfolio. Holdings became involved in mergers, either as buyers or sellers, some with terms we considered unfavorable. Although business operations in the technology sector remained generally strong, these stocks' market values were stagnant due to uncertainties sparked by the mergers, hurting short-term performance. Just the threat of distress drove down stock prices of industry leaders, including Cisco Systems, which was not affected by a merger.

     The aging of the U.S. population, particularly baby boomers entering middle age, is creating many investment opportunities. We see growth potential in financial services and healthcare, particularly. The portfolio includes financial services firm A.G. Edwards and healthcare provider Health Management Associates to take advantage of these trends. Discretionary spending among older Americans also is increasing. Buying patterns show they spend more money on sophisticated services, advanced consumer electronics and travel related services than younger, less-affluent consumers. We expect to more fully develop this dimension of the portfolio going forward.

     Globalization of the economy was difficult to capitalize on this year. However, the energy sector was one area showing strong investor interest. Here, we added to the Fund's holdings in stocks of companies, such as Camco International, that provide exploration equipment and services to the world's energy producers. Although the Fund's export-oriented holdings had strong overseas sales, they slumped when investors showed a preference for larger stocks. Later in the period, slower-than-expected growth in Europe and turmoil in some Asian economies hurt their stock price. As we move into 1998, weakness overseas and the strengthening U.S. dollar suggest we may see better growth in imports than in exports. To take advantage of this shift, we added consumer electronics retailer Best Buy Company, which purchases cheaper foreign products to sell in the United States.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------

     A LOOK AHEAD

     Going forward, it seems unlikely that the very rapid profit growth and broad market appreciation the United States experienced in the recent past will continue. This may seem like bad news, but it could be good news for your Fund. Diminished growth in larger companies often focuses investor interest on smaller, faster-growing enterprises.

     We also believe foreign investors will turn away from slow-growing international markets, particularly Asia. We think they'll find their new growth opportunities in U.S.-based mid-cap companies focused in the U.S. marketplace, which should benefit the portfolio. We continue to be optimistic about the internal dynamics and growth of smaller companies. To us, they represent the future of American business, and we believe they provide opportunities for meaningful investment returns.

    Respectfully,

    /s/ Steven C. Carhart
    Steven C. Carhart,
    Portfolio Manager

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 9/30/97
--------------------------------------------------------------------------------

   SHARES                                                                         VALUE
                 COMMON STOCKS - 98.9%
                 CAPITAL GOODS - 11.5%
                 ELECTRICAL EQUIPMENT - 4.6%
  1,050,000      American Power Conversion Corp.*                             $   29,531,250
    600,000      BMC Industries, Inc.                                             19,087,500
                                                                              --------------
                                                                              $   48,618,750
                                                                              --------------
                 MANUFACTURING - 2.5%
    500,000      Harsco Corp.                                                 $   22,687,500
     70,000      Kennametal, Inc.                                                  3,395,000
                                                                              --------------
                                                                              $   26,082,500
                                                                              --------------
                 PRODUCER GOODS - 4.4%
    600,000      AGCO Corp.                                                   $   19,012,500
    500,000      Flowserve Corp.                                                  14,937,500
    277,800      Kimball International, Inc. (Class B)                            11,667,600
                                                                              --------------
                                                                              $   45,617,600
                                                                              --------------
                 TOTAL CAPITAL GOODS                                          $  120,318,850
                                                                              --------------
                 CONSUMER DURABLES - 1.9%
                 TEXTILES/CLOTHING - 1.9%
    400,000      Tommy Hilfiger Corp.*                                        $   19,975,000
                                                                              --------------
                 TOTAL CONSUMER DURABLES                                      $   19,975,000
                                                                              --------------
                 CONSUMER NON-DURABLES &
                 SERVICES - 14.8%
                 DISTRIBUTORS - 1.9%
    270,000      Cardinal Health, Inc.                                        $   19,170,000
                                                                              --------------
                 MISC. SERVICES - 8.8%
    900,000      Accustaff, Inc.*                                             $   27,956,250
    627,761      CUC International, Inc.*                                         19,460,591
    450,000      The Interpublic Group of Companies, Inc.                         23,090,625
    430,000      Tel-Save Holdings, Inc.*                                         10,346,875
    800,000      TeleTech Holdings, Inc.*                                         11,250,000
                                                                              --------------
                                                                              $   92,104,341
                                                                              --------------


10    The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------

   SHARES                                                                         VALUE
                 RETAIL NON-FOOD - 4.1%
    800,000      Best Buy Company, Inc.*                                      $   19,750,000
    556,250      Consolidated Stores Corp.*                                       23,292,969
                                                                              --------------
                                                                              $   43,042,969
                                                                              --------------
                 TOTAL CONSUMER NON-DURABLES & SERVICES                       $  154,317,310
                                                                              --------------
                 ENERGY - 9.5%
                 OIL SERVICES - 3.8%
  1,000,000      Global Industries, Inc.*                                     $   39,875,000
                                                                              --------------
                 OIL & GAS EXTRACTION - 2.5%
    380,000      Camco International, Inc.                                    $   26,505,000
                                                                              --------------
                 OIL REFINERIES & DRILLING - 3.2%
  1,000,000      Global Marine, Inc.*                                         $   33,250,000
                                                                              --------------
                 TOTAL ENERGY                                                 $   99,630,000
                                                                              --------------
                 FINANCIAL - 9.8%
                 INSURANCE - 2.6%
    206,818      Allmerica Financial Corp.                                    $    9,087,066
    500,000      American Bankers Insurance Group, Inc.                           18,250,000
                                                                              --------------
                                                                              $   27,337,066
                                                                              --------------
                 MISC. FINANCIAL - 7.2%
    460,000      Edwards (A.G.), Inc.                                         $   23,632,500
    260,000      Franklin Resources, Inc.                                         24,212,500
    400,000      T. Rowe Price Associates, Inc.                                   26,900,000
                                                                              --------------
                                                                              $   74,745,000
                                                                              --------------
                 TOTAL FINANCIAL                                              $  102,082,066
                                                                              --------------
                 HEALTH CARE - 10.0%
                 HEALTH SERVICES & PERSONAL CARE - 7.6%
    600,000      Health Management Associates, Inc. *                         $   18,975,000
    500,000      Integrated Health Services, Inc.                                 16,718,750
    460,000      Lincare Holdings, Inc.*                                          23,201,250
    280,000      Oxford Health Plans, Inc.*                                       20,965,000
                                                                              --------------
                                                                              $   79,860,000
                                                                              --------------
                 PHARMACEUTICALS - 2.4%
    425,000      Watson Pharmaceuticals, Inc.*                                $   25,393,750
                                                                              --------------
                 TOTAL HEALTH CARE                                            $  105,253,750
                                                                              --------------

   The accompanying notes are an integral part of these financial statements. 11

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 9/30/97                              (CONTINUED)
--------------------------------------------------------------------------------

   SHARES                                                                         VALUE
                 TECHNOLOGY - 41.4%
                 COMMUNICATION EQUIPMENT - 15.8%
    500,000      3Com Corp.*                                                  $   25,625,000
    600,000      Adtran, Inc.*                                                    25,312,500
  1,400,000      Ascend Communications, Inc.*                                     45,325,000
    370,000      Cisco Systems, Inc.*                                             27,033,125
  2,000,000      DSP Communications, Inc.*+                                       41,875,000
                                                                              --------------
                                                                              $  165,170,625
                                                                              --------------
                 COMPUTER (EQUIPMENT) - 2.6%
    580,000      Sun Microsystems, Inc.*                                      $   27,151,250
                                                                              --------------
                 COMPUTER (PERIPHERALS) - 3.7%
    670,000      EMC Corp.*                                                   $   39,111,250
                                                                              --------------
                 SOFTWARE AND COMPUTER SERVICES - 7.4%
    380,000      BMC Software, Inc.*                                          $   24,605,000
    800,000      HBO & Co.                                                        30,200,000
    500,000      Parametric Technology Corp.*                                     22,062,500
                                                                              --------------
                                                                              $   76,867,500
                                                                              --------------
                 ELECTRONICS - 11.9%
    670,000      Adaptec, Inc.*                                               $   31,322,500
    880,000      Analog Devices, Inc.*                                            29,480,000
    400,000      KLA-Tencor Corp.*                                                27,025,000
    600,000      LSI Logic Corp.*                                                 19,275,000
    500,000      Micron Technology, Inc.*                                         17,343,750
                                                                              --------------
                                                                              $  124,446,250
                                                                              --------------
 26,153,629      TOTAL TECHNOLOGY                                             $  432,746,875
                                                                              --------------
                 TOTAL COMMON STOCKS
                 (Cost $720,628,726)                                          $1,034,323,851
                                                                              --------------

 PRINCIPAL
  AMOUNT
                 TEMPORARY CASH INVESTMENT - 1.1%
                 COMMERCIAL PAPER - 1.1%
$11,020,000      Household Finance Corp., 6.15%, 10/01/97                     $   11,020,000
                                                                              --------------
                 TOTAL TEMPORARY CASH INVESTMENT
                 (Cost $11,020,000)                                           $   11,020,000
                                                                              --------------

12    The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------

                                                                                  VALUE
                 TOTAL INVESTMENT IN SECURITIES - 100%
                 (Cost $731,648,726)(a)                                       $1,045,343,851
                                                                              --------------

    *  Non-income producing security.
    + Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.
   (a) At September 30, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $731,648,726 was as follows:

         Aggregate gross unrealized gain for all investments in which
         there is an excess of value over tax cost                           $  349,616,334
         Aggregate gross unrealized loss for all investments in which
         there is an excess of tax cost over value                              (35,921,209)
                                                                             --------------
          Net unrealized gain                                                $  313,695,125
                                                                             --------------

    Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 1997 aggregated approximately $615,343,000 and $785,388,000, respectively.

   The accompanying notes are an integral part of these financial statements. 13

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     BALANCE SHEET 9/30/97
--------------------------------------------------------------------------------
    (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

  ASSETS:
     Investment in securities, at value (including temporary cash
       investment of $11,020)(cost $731,649)                                     $1,045,344
     Receivables -
        Investment securities sold                                                   10,977
        Fund shares sold                                                                349
        Dividends and interest                                                          279
     Other                                                                               37
                                                                                 ----------
           Total assets                                                          $1,056,986
                                                                                 ----------
  LIABILITIES:
     Payables -
        Fund shares repurchased                                                  $    1,411
     Due to affiliates                                                                1,061
     Accrued expenses                                                                    69
                                                                                 ----------
           Total liabilities                                                     $    2,541
                                                                                 ----------
  NET ASSETS:
     Paid-in capital                                                             $  595,596
     Accumulated undistributed net realized gain on investments                     145,154
     Net unrealized gain on investments                                             313,695
                                                                                 ----------
           Total net assets                                                      $1,054,445
                                                                                 ----------
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $1,048,648/44,831,422 shares)                             $    23.39
                                                                                 ----------
     Class B (based on $5,045/219,517 shares)                                    $    22.98
                                                                                 ----------
     Class C (based on $752/32,240 shares)                                       $    23.33
                                                                                 ----------
  MAXIMUM OFFERING PRICE:
     Class A                                                                     $    24.82
                                                                                 ----------

14    The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

     FOR THE YEAR ENDED 9/30/97
     (DOLLARS IN THOUSANDS)

  INVESTMENT INCOME:
     Dividends                                                         $ 4,677
     Interest                                                              351
                                                                        ------
           Total investment income                                                    $  5,028
                                                                                      --------
  EXPENSES:
     Management fees
        Basic fee                                                      $ 6,199
        Performance adjustment                                          (1,350)
     Transfer agent fees
        Class A                                                          1,541
        Class B                                                             15
        Class C                                                              2
     Distribution fees
        Class A                                                          1,814
        Class B                                                             32
        Class C                                                              5
     Accounting                                                            103
     Custodian fees                                                        196
     Registration fees                                                      53
     Professional fees                                                      33
     Printing                                                               57
     Fees and expenses of nonaffiliated trustees                            29
     Miscellaneous                                                          47
                                                                        ------
           Total expenses                                                             $  8,776
           Less fees paid indirectly                                                      (281)
                                                                                      --------
           Net expenses                                                               $  8,495
                                                                                      --------
              Net investment loss                                                     $ (3,467)
                                                                                      --------
  REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Net realized gain on investments                                                 $145,155
     Change in net unrealized gain on investments                                       50,131
                                                                                      --------
        Net gain on investments                                                       $195,286
                                                                                      --------
        Net increase in net assets resulting from operations                          $191,819
                                                                                      --------

   The accompanying notes are an integral part of these financial statements. 15

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

     FOR THE YEARS ENDED 9/30/97 AND 9/30/96
     (DOLLARS IN THOUSANDS EXCEPT SHARE AMOUNTS)

                                                                   YEAR ENDED    YEAR ENDED
  FROM OPERATIONS:                                                   9/30/97       9/30/96
  Net investment income (loss)                                    $   (3,467)   $    8,731
  Net realized gain on investments                                   145,155       100,500
  Change in net unrealized gain on investments                        50,131       (28,131)
                                                                  ----------    ----------
        Net increase in net assets resulting from operations      $  191,819    $   81,100
                                                                  ----------    ----------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
        Class A ($0.00 and $0.30 per share, respectively)         $        -    $  (14,724)
        Class B ($0.00 and $0.16 per share, respectively)                  -            (8)
        Class C ($0.00 and $0.12 per share, respectively)                  -            (1)
  Net realized gain:
        Class A ($1.88 and $1.71 per share, respectively)            (87,843)      (84,356)
        Class B ($1.88 and $0.00 per share, respectively)               (268)            -
        Class C ($1.88 and $0.00 per share, respectively)                (30)            -
                                                                  ----------    ----------
              Total distributions to shareholders                 $  (88,141)   $  (99,089)
                                                                  ----------    ----------
  FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                                $   59,241    $   46,141
  Reinvestment of distributions                                       83,823        94,783
  Cost of shares repurchased                                        (205,792)     (191,594)
                                                                  ----------    ----------
        Net decrease in net assets resulting from
           fund share transactions                                $  (62,728)   $  (50,670)
                                                                  ----------    ----------
        Net increase (decrease) in net assets                     $   40,950    $  (68,659)
  NET ASSETS:
  Beginning of year                                                1,013,495     1,082,154
                                                                  ----------    ----------
  End of year (including accumulated net investment
    loss of $0 and $0, respectively)                              $1,054,445    $1,013,495
                                                                  ----------    ----------

CLASS A                                '97 SHARES  '97 AMOUNT  '96 SHARES  '96 AMOUNT
 Shares sold                            2,537,678   $  52,928   2,024,154   $  40,632
 Reinvestment of distributions          4,247,313      83,544   4,895,417      94,775
 Less shares repurchased               (9,688,258)   (199,441) (9,575,701)   (190,973)
                                       ----------   ---------  ----------   ---------
         Net decrease                  (2,903,267)  $ (62,969) (2,656,130)  $ (55,566)
                                       ----------   ---------  ----------   ---------
 CLASS B*
 Shares sold                              274,224   $   5,805     265,798   $   5,150
 Reinvestment of distributions             13,072         255         351           7
 Less shares repurchased                 (302,811)     (6,114)    (31,117)       (613)
                                       ----------   ---------  ----------   ---------
         Net increase (decrease)          (15,515)  $     (54)    235,032   $   4,544
                                       ----------   ---------  ----------   ---------
 CLASS C*
 Shares sold                               24,401   $     508      18,290   $     359
 Reinvestment of distributions              1,204          24          50           1
 Less shares repurchased                  (11,303)       (237)       (402)         (8)
                                       ----------   ---------  ----------   ---------
         Net increase                      14,302   $     295      17,938   $     352
                                       ----------   ---------  ----------   ---------

 * Class B and Class C shares were first publicly offered on February 1, 1996.

16    The accompanying notes are an integral part of these financial statements.

PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 9/30/97
--------------------------------------------------------------------------------

                                                       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
CLASS A                                                  9/30/97      9/30/96      9/30/95      9/30/94      9/30/93
Net asset value, beginning of year                     $   21.12    $   21.48    $   19.92    $   21.12    $   18.03
                                                       ---------    ---------    ---------    ---------    ---------
Increase (decrease) from investment operations:
   Net investment income (loss)                        $   (0.08)   $    0.18    $    0.24    $    0.24    $    0.28
   Net realized and unrealized gain on investments          4.23         1.47         2.70         0.32         3.72
                                                       ---------    ---------    ---------    ---------    ---------
      Net increase from investment operations          $    4.15    $    1.65    $    2.94    $    0.56    $    4.00
Distributions to shareholders:
   Net investment income                                       -        (0.30)       (0.23)       (0.25)       (0.29)
   Net realized gain                                       (1.88)       (1.71)       (1.15)       (1.51)       (0.62)
                                                       ---------    ---------    ---------    ---------    ---------
Net increase (decrease) in net asset value             $    2.27    $   (0.36)   $    1.56    $   (1.20)   $    3.09
                                                       ---------    ---------    ---------    ---------    ---------
Net asset value, end of year                           $   23.39    $   21.12    $   21.48    $   19.92    $   21.12
                                                       ---------    ---------    ---------    ---------    ---------
Total return*                                              21.36%        8.61%       16.24%        2.62%       22.82%
Ratio of net expenses to average net assets                 0.87%+       0.90%+       0.85%+       0.86%        0.84%
Ratio of net investment income (loss) to average net
  assets                                                   (0.37)% +      0.85%+      1.18%+       1.19%        1.43%
Portfolio turnover rate                                       63%          75%          19%          15%          18%
Average commission rate paid (1)                      $   0.0575   $   0.0527            -            -            -
Net assets, end of year (in thousands)                $1,048,648   $1,008,177   $1,082,154   $1,017,233   $1,019,059
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                             0.85%        0.88%           -            -            -
   Net investment income (loss)                            (0.35)%       0.87%           -            -            -

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 +   Ratio assuming no reduction for fees paid indirectly.
 (1) Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.

   The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS 9/30/97
--------------------------------------------------------------------------------

                                                         YEAR ENDED        2/1/96 TO
                       CLASS B                            9/30/97           9/30/96
  Net asset value, beginning of period                    $  21.02          $  19.28
                                                          --------          --------
  Increase (decrease) from investment operations:
     Net investment income (loss)                         $  (0.22)         $   0.12
     Net realized and unrealized gain on
        investments                                           4.06              1.78
                                                          --------          --------
        Net increase from investment
        operations                                        $   3.84          $   1.90
  Distributions to shareholders:
     Net investment income                                       -             (0.16)
     Net realized gain                                       (1.88)                -
                                                          --------          --------
  Net increase in net asset value                         $   1.96          $   1.74
                                                          --------          --------
  Net asset value, end of period                          $  22.98          $  21.02
                                                          --------          --------
  Total return*                                              19.87%             9.88%
  Ratio of net expenses to average net assets                 2.00%+            1.68%**+
  Ratio of net investment loss to average net
    assets                                                   (1.51)%+          (0.26)%**+
  Portfolio turnover rate                                       63%               75%
  Average commission rate paid(1)                         $ 0.0575          $ 0.0527
  Net assets, end of period (in thousands)                $  5,045          $  4,939
  Ratios assuming reduction for fees paid
       indirectly:
     Net expenses                                             1.96%             1.66%**
     Net investment loss                                     (1.47)%           (0.24)%**

 *    Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sale charges were taken into account.
 **   Annualized.
 +    Ratio assuming no reduction for fees paid indirectly.
 (1)  Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.

18    The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS 9/30/97
--------------------------------------------------------------------------------

                                                       YEAR ENDED        2/1/96 TO
                     CLASS C                            9/30/97           9/30/96
Net asset value, beginning of period                    $  21.12          $  19.28
                                                        --------          --------
Increase (decrease) from investment operations:
   Net investment income (loss)                         $  (0.20)         $   0.03
   Net realized and unrealized gain on
      investments                                           4.29              1.93
                                                        --------          --------
      Net increase from investment
         operations                                     $   4.09          $   1.96
Distributions to shareholders:
   Net investment income                                   -                 (0.12)
   Net realized gain                                       (1.88)            -
                                                        --------          --------
Net increase in net asset value                         $   2.21          $   1.84
                                                        --------          --------
Net asset value, end of period                          $  23.33          $  21.12
                                                        --------          --------
Total return*                                              21.07%            10.18%
Ratio of net expenses to average net assets                 1.91%+            1.96%**+
Ratio of net investment loss to average net
   assets                                                  (1.43)%+          (0.29)%**+
Portfolio turnover rate                                       63%               75%
Average commission rate paid(1)                         $ 0.0575          $ 0.0527
Net assets, end of period (in thousands)                $    752          $    379
Ratios assuming reduction for fees paid
   indirectly:
   Net expenses                                             1.87%             1.93%**
   Net investment loss                                     (1.39)%           (0.26)%**

*    Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio assuming no reduction for fees paid indirectly.
(1)  Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.

   The accompanying notes are an integral part of these financial statements. 19

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 9/30/97
--------------------------------------------------------------------------------

    1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Pioneer Mid-Cap Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital growth. On February 1, 1996, the Fund adopted its current name and investment objective. Prior to that date, the Fund's name was Pioneer Three and its objective was growth and income.

    The Fund offers three classes of shares - Class A, Class B and Class C shares. Class B and Class C shares were first publicly offered on February 1, 1996. Shares issued and outstanding prior to February 1, 1996 were designated as Class A shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

    The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. SECURITY VALUATION

       Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------

       income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

       Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

    B. FEDERAL INCOME TAXES

       It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

       The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

       At September 30, 1997, the Fund has reclassified approximately $3,467,000 and $1,000 from accumulated undistributed net loss and accumulated undistributed net realized gain on investments, respectively, to paid-in capital. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

       In order to comply with federal income tax regulations, the Fund has designated approximately $145,155,000 as a capital gain dividend for the purposes of the dividend paid deduction.

    C. FUND SHARES

       The Fund records sales and repurchases of its shares on trade date. Net losses, if any, incurred as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned approximately $109,000 in underwriting commissions on the sale of fund shares during the year ended September 30, 1997.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 9/30/97                       (CONTINUED)
--------------------------------------------------------------------------------

    D. CLASS ALLOCATIONS

       Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation
       (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

       Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

    2. MANAGEMENT AGREEMENT

    Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. PMC receives a basic fee that is calculated at the annual rate of 0.625% of the Fund's average daily net assets. From July 1, 1996 to December 31, 1996, the basic fee was subject to a negative adjustment of up to 0.20%. The basic fee is currently subject to a performance adjustment up to a maximum of +/- .20% based on the Fund's investment performance as compared with the Standard & Poor's Mid-Cap 400 Index. For the year ended September 30, 1997, the aggregate performance adjustment was approximately $1,350,000. The management fee was equivalent to a rate of 0.49% of average daily net assets for the year.

    In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At September 30, 1997, approximately $418,000 was payable to PMC related to management fees and certain other services.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------

    3. TRANSFER AGENT

    PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is approximately $153,000 in transfer agent fees payable to PSC at September 30, 1997.

    4. DISTRIBUTION PLANS

    The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is approximately $490,000 in distribution fees payable to PFD at September 30, 1997.

    In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended September 30, 1997, CDSCs in the amount of approximately $11,000 were paid to PFD.

    5. EXPENSE OFFSETS

    The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended September 30, 1997, the Fund's expenses were reduced by approximately $281,000 under such arrangements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 9/30/97                       (CONTINUED)
--------------------------------------------------------------------------------

    6. AFFILIATED COMPANIES

    The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of September 30, 1997 (amounts in thousands):

                                                        DIVIDEND
             AFFILIATES           PURCHASES    SALES     INCOME      VALUE
    ----------------------------  ---------    -----    --------    -------
    DSP Communications, Inc.       $31,490       -        -         $41,875

-------------------------------------------------------------------------------
-

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

    TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF
    PIONEER MID-CAP FUND:

    We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Mid-Cap Fund as of September 30, 1997, and the related statement of operations, statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid-Cap Fund as of September 30, 1997, the results of its operations, the changes in its net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

    ARTHUR ANDERSEN LLP

    Boston, Massachusetts
    October 31, 1997

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

    TRUSTEES                       OFFICERS
    John F. Cogan, Jr.             John F. Cogan, Jr., Chairman and
    Richard H. Egdahl, M.D.        President
    Margaret B.W. Graham           David D. Tripple, Executive Vice
    John W. Kendrick               President
    Marguerite A. Piret            William H. Keough, Treasurer
    David D. Tripple               Joseph P. Barri, Secretary
    Stephen K. West
    John Winthrop

    INVESTMENT ADVISER
    Pioneering Management Corporation

    CUSTODIAN
    Brown Brothers Harriman & Co.

    INDEPENDENT PUBLIC ACCOUNTANTS
    Arthur Andersen LLP

    PRINCIPAL UNDERWRITER
    Pioneer Funds Distributor, Inc.

    LEGAL COUNSEL
    Hale and Dorr LLP

    SHAREOWNER SERVICES AND TRANSFER AGENT
    Pioneering Services Corporation

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     THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

   For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

GROWTH FUNDS
GLOBAL/INTERNATIONAL
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Gold Shares
Pioneer India Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

UNITED STATES
Pioneer Capital Growth Fund
Pioneer Growth Shares
Pioneer Micro-Cap Fund*
Pioneer Mid-Cap Fund
Pioneer Small Company Fund

GROWTH AND INCOME FUNDS
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II
INCOME FUNDS
TAXABLE
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer Short-Term Income Trust*

TAX-EXEMPT
Pioneer Intermediate Tax-Free Fund
Pioneer Tax-Free Income Fund

MONEY MARKET FUND
Pioneer Cash Reserves Fund

   *Offers Class A and B Shares only

--------------------------------------------------------------------------------
     PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

    Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

    FACTFONE(SM)
    Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

    90-DAY REINSTATEMENT PRIVILEGE (FOR CLASS A SHARES)
    Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

    INVESTOMATIC PLAN
    An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

    PAYROLL INVESTMENT PROGRAM (PIP)
    Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

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    AUTOMATIC EXCHANGE PROGRAM
    A simple way to move money from a money market or bond fund into a stock fund over a period of time. Just invest a lump sum in a Pioneer money market fund or bond fund. Then, select the Pioneer equity fund or funds you wish to invest in, and choose the amounts and dates for Pioneer to sell shares of your money market or bond fund and use the proceeds to buy shares of the Pioneer equity fund you have chosen. Over time, your original investment will be shifted to your Pioneer equity fund.

    DIRECTED DIVIDENDS
    Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

    DIRECT DEPOSIT
    Lets you move money into your bank account using electronic funds transfer (EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

    SYSTEMATIC WITHDRAWAL PLAN (SWP)
    Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FACTFONE(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

RETIREMENT PLANS INFORMATION                                    1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                    1-800-225-1997

WRITE TO US:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

OUR TOLL-FREE FAX                                               1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                               ASK.PIONEER@PIOG.COM
(for general questions about Pioneer only)

VISIT OUR WEBSITE:                                        WWW.PIONEERFUNDS.COM


THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
FUND PROSPECTUS.


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        60 STATE STREET                      (C) Pioneer Funds Distributor, Inc.
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